Exhibit 24

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ M. S. Burke
                        M. S. Burke

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ T. Colbert
                        T. Colbert

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ J. C. Collins, Jr.
                        J. C. Collins, Jr.

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ T. K. Crews
                        T. K. Crews

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ E. de Brabander
                        E. de Brabander

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ S. F. Harrison
                        S. F. Harrison

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ J. R. Luciano
                        J. R. Luciano

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ P. J. Moore
                        P. J. Moore

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ D. A. Sandler
                        D. A. Sandler

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ L. Z. Schlitz
                        L. Z. Schlitz

ARCHER-DANIELS-MIDLAND COMPANY

Power of Attorney of Director

    The undersigned, a director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute, and appoint I. ROIG, M. L. STRADER FRUIT, and R. B. JONES, and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place, and stead, to sign and affix the undersigned’s name as a director of said company to the Form 10-K for the fiscal year ended December 31, 2023, and all amendments thereto, to be filed by said company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

    The undersigned has hereunto set the undersigned’s hand as of this 7th day of February, 2024.

                        /s/ K. R. Westbrook
                        K. R. Westbrook